UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 26, 2007

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 26, 2007, MDU Resources Group, Inc. (Company) issued a press release announcing that Centennial Energy Resources LLC, a wholly owned subsidiary of the Company, has entered into a definitive purchase and sale agreement to sell its domestic independent power production business unit consisting of Centennial Power, Inc. and Colorado Energy Management, LLC, subject to the receipt of regulatory approvals and fulfillment of other conditions established in the agreement. A copy of the press release is incorporated by reference herein and is attached as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

99	Press release issued April 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Dated: April 26, 2007	By /s/ Vernon A. Raile
Vernon A. Raile
Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 99	Description of Exhibit Press release issued April 26, 2007.